CIRCOR INTERNATIONAL, INC     EXHIBIT 99.1
SEGMENT INFORMATION
(in thousands, except percentages)
UNAUDITED

	2014					2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD

NET REVENUES
Energy	$132,239	$137,379	$134,093	$149,261	$552,972	$105,619	$97,753	$88,679	$91,604	$383,655	$83,409	$80,736	$68,901	$233,046
Advanced Flow Solutions	78,947	70,505	69,725	69,297	288,474	60,241	69,153	70,579	72,639	272,612	67,389	65,656	65,932	198,977
Total	$211,186	$207,884	$203,818	$218,558	$841,446	$165,860	$166,906	$159,258	$164,243	$656,267	$150,798	$146,392	$134,833	$432,023

SEGMENT OPERATING INCOME
Energy	$16,495	$20,048	$22,539	$20,658	$79,740	$15,011	$12,926	$12,153	$10,296	$50,386	$9,296	$9,293	$6,755	$25,344
Advanced Flow Solutions	10,393	6,816	6,333	6,342	29,884	5,584	7,576	10,077	10,574	33,811	8,452	8,064	8,008	24,524
Corporate expenses	(7,137)	(4,634)	(5,678)	(5,965)	(23,415)	(6,034)	(5,477)	(6,078)	(4,122)	(21,710)	(6,488)	(5,431)	(6,522)	(18,441)
Total	$19,750	$22,231	$23,194	$21,035	$86,209	$14,561	$15,025	$16,152	$16,748	$62,487	$11,260	$11,926	$8,240	$31,426

SEGMENT OPERATING MARGIN %
Energy	12.5%	14.6%	16.8%	13.8%	14.4%	14.2%	13.2%	13.7%	11.2%	13.1%	11.1%	11.5%	9.8%	10.9%
Advanced Flow Solutions	13.2%	9.7%	9.1%	9.2%	10.4%	9.3%	11.0%	14.3%	14.6%	12.4%	12.5%	12.3%	12.1%	12.3%
Corporate expenses	(3.4)%	(2.2)%	(2.8)%	(2.7)%	(2.8)%	(3.6)%	(3.3)%	(3.8)%	(2.5)%	(3.3)%	(4.3)%	(3.7)%	(4.8)%	(4.3)%
Total	9.4%	10.7%	11.4%	9.6%	10.2%	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%	8.1%	6.1%	7.3%

Notes:
- The information above represents financial information adjusted to reflect the impact of our October 28, 2016 organizational realignment.
- This document is supplemental to related information previously included in (i) the Company’s financial statements set forth in its annual and quarterly periodic reports filed with the Securities and Exchange Commission ("SEC") for periods commencing and subsequent to January 1, 2014; (ii) prior earnings releases issued for periods commencing and subsequent to January 1, 2014 (and which were included in the Company’s Current Reports on Form 8-K); and (iii) the Company’s 2014 and 2015 Forms 10-K and the 2014, 2015, and 2016 Forms 10-Q filed with the SEC.

CIRCOR INTERNATIONAL, INC
RECONCILIATION OF SEGMENT INFORMATION TO GAAP OPERATING INCOME
(in thousands, except percentages)
UNAUDITED

	2014					2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD

GAAP Operating Income (Loss)	$20,907	$15,834	$19,866	$8,150	$64,756	$12,331	$5,090	$(3,529)	$12,281	$26,174	$5,495	$5,347	$3,513	$14,355
Restructuring related inventory charges	—	5,139	2,850	—	7,989	—	2,005	6,412	974	9,391	1,958	75	—	2,033
Impairment charges	—	—	—	726	726	—	—	2,502	—	2,502	—	—	208	208
Special restructuring charges, net	786	1,257	478	2,725	5,246	1,512	3,127	342	(347)	4,634	1,163	3,259	2,252	6,674
Intangible acquisition amortization	—	—	—	—	—	—	2,110	2,490	2,238	6,838	1,868	1,911	1,888	5,667
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)	183	7,935	1,603	9,720	776	1,334	379	2,489
Brazil restatement impact	—	—	—	—	—	719	2,509	—	—	3,228	—	—	—	—
Total Segment Operating Income	$19,750	$22,231	$23,194	$21,035	$86,209	$14,561	$15,025	$16,152	$16,748	$62,487	$11,260	$11,926	$8,240	$31,426

GAAP Operating Margin	9.9%	7.6%	9.7%	3.7%	7.7%	7.4%	3.0%	(2.2)%	7.5%	4.0%	3.6%	3.7%	2.6%	3.3%
Restructuring related inventory charges	—%	2.5%	1.4%	—%	0.9%	—%	1.2%	4.0%	0.6%	1.4%	1.3%	0.1%	—%	0.5%
Impairment charges	—%	—%	—%	0.3%	0.1%	—%	—%	1.6%	—%	0.4%	—%	—%	0.2%	0.1%
Special restructuring charges, net	0.4%	0.6%	0.2%	1.2%	0.6%	0.9%	1.9%	0.2%	(0.2)%	0.7%	0.8%	2.2%	1.7%	1.5%
Intangible acquisition amortization	—%	—%	—%	—%	—%	—%	1.3%	1.6%	1.4%	1.0%	1.2%	1.3%	1.4%	1.3%
Special other charges, net of recoveries	(0.9)%	—%	—%	4.3%	0.9%	—%	0.1%	5.0%	1.0%	1.5%	0.5%	0.9%	0.3%	0.6%
Brazil restatement impact	—%	—%	—%	—%	—%	0.4%	1.5%	—%	—%	0.5%	—%	—%	—%	—%
Total Segment Operating Margin	9.4%	10.7%	11.4%	9.6%	10.2%	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%	8.1%	6.1%	7.3%

Notes:
- The information above represents financial information adjusted to reflect the impact of our October 28, 2016 organizational realignment.
- This document is supplemental to related information previously included in (i) the Company’s financial statements set forth in its annual and quarterly periodic reports filed with the Securities and Exchange Commission ("SEC") for periods commencing and subsequent to January 1, 2014; (ii) prior earnings releases issued for periods commencing and subsequent to January 1, 2014 (and which were included in the Company’s Current Reports on Form 8-K); and (iii) the Company’s 2014 and 2015 Forms 10-K and the 2014, 2015, and 2016 Forms 10-Q filed with the SEC. The SEC filings provide further description regarding the adjustments to operating income or margin.